[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

[Graphic Omitted]

SEMIANNUAL REPORT
MARCH 31, 1998

O MFS(R) INTERNATIONAL OPPORTUNITIES FUND
O MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
O MFS(R) INTERNATIONAL VALUE FUND
O MFS(R) ASIA PACIFIC FUND

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed- income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still- growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

MFS(R) INTERNATIONAL OPPORTUNITIES FUND                       MFS(R) INTERNATIONAL VALUE FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND                    MFS(R) ASIA PACIFIC FUND

TRUSTEES                                                      SECRETARY
Richard B. Bailey* - Private Investor;                        Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                     ASSISTANT SECRETARY
                                                              James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                              CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive Officer,        State Street Bank and Trust Company
Eastern Enterprises
                                                              INVESTOR INFORMATION
Lawrence T. Perera - Partner, Hemenway & Barnes               For MFS stock and bond market outlooks, call toll free:
                                                              1-800-637-4458 anytime from a touch-tone telephone.
William J. Poorvu - Adjunct Professor, Harvard University
Graduate School of Business Administration                    For information on MFS mutual funds, call your financial
                                                              adviser or, for an information kit, call toll free:
Charles W. Schmidt - Private Investor                         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                              Eastern time (or leave a message anytime).
Arnold D. Scott* - Senior Executive Vice President,
Director, and Secretary, MFS Investment Management            INVESTOR SERVICE
                                                              MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman, Chief Executive Officer,       P.O. Box 2281
and Director, MFS Investment Management                       Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant                      For general information, call toll free: 1-800-225-2606
                                                              any business day from 8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman, North American Management
Corp. (investment advisers)                                   For service to speech- or hearing-impaired, call toll free:
                                                              1-800-637-6576 any business day from 9 a.m. to 5 p.m.
INVESTMENT ADVISER                                            Eastern time. (To use this service, your phone must be
Massachusetts Financial Services Company                      equipped with a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                         For share prices, account balances, and exchanges, call
                                                              toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from
DISTRIBUTOR                                                   a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                           WORLD WIDE WEB
Boston, MA 02116-3741                                         www.mfs.com

PORTFOLIO MANAGERS
David A. Antonelli*
Christopher J. Burn*
Barry P. Dargan*
David R. Mannheim*
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders:
As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

April 14, 1998

Jeffrey L. Shames, a graduate of Wesleyan University and the Massachusetts Institute of Technology Sloan School of Management, joined MFS in 1983. After four years as an industry analyst and portfolio manager, he was named Chief Equity Officer in 1987 and President and a member of the Board of Directors in 1993. Mr. Shames was appointed Chairman and Chief Executive Officer in February 1998.

PORTFOLIO MANAGERS' OVERVIEWS

MFS International Opportunities Fund
The Fund commenced operations on October 9, 1997, and from that date through March 31, 1998, both Class A and Class I shares provided a total return of 11.40%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 5.87% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities.

The objective of the Fund is capital appreciation, which it seeks to achieve through stock selection of companies that we believe have the potential for above-average earnings growth over a relatively long period. The most attractive companies have dominant market shares in industries in which there is growth potential independent of the business cycle. Although the Fund can invest in companies of all sizes, its concentration is on small-capitalization companies whose growth rates tend to be higher.

In recent months, the Fund has benefited from the strong performance of the European markets, particularly in the financial services sector. That sector has been helped by a positive macroeconomic environment and consolidation, both of which have caused earnings growth to accelerate. The Fund has also been helped by the performance of a number of Asian stocks that have rebounded, most notably Wing Hang Bank in Hong Kong and Tanjong, a Malaysian gaming company. Japanese holdings include Sony and Canon, both of which have seen a significant increase in exports driven by the strong U.S. and European economies and the weak yen.

The investment environment in Europe is positive right now. Inflation is under control, and interest rates are low and, in some cases, heading lower as European economies converge in preparation for monetary union. In addition, companies are continuing their efforts to restructure, selling off noncore assets and cutting costs. With economic growth accelerating, earnings estimates are likely to be upgraded as the year progresses.

Although the environment remains difficult in Asia, there have been some improvements over the past several months. For example, South Korea and Thailand, two countries with problems last year, have taken some positive steps, including reforming their financial sectors, managing their respective debts, and allowing businesses that were not viable to fail. Although significant risks remain, we believe there are opportunities to invest in good franchises at attractive prices. The Fund has recently added to positions in some of the more stable markets such as Hong Kong and Singapore. In our view, the banking systems there are secure, and these countries appear less likely to be impacted by the expected slowdown in economic activity in the region.

Going forward, we believe Europe should continue to see strong economic growth and, as long as interest rates remain low, the high current valuations there will remain justified. In Asia, we expect continued volatility but see opportunities for selective investments as economic growth resumes. As it does, we intend to gradually increase weightings. The Latin American markets were hit over the past six months as investors worried about a spillover from the Asian crisis. The economies are in reasonably good shape and valuations are attractive, particularly given their growth prospects. We are particularly attracted to the telecommunications and utilities sectors in Latin America, both of which should benefit from ongoing privatization.

Respectfully,

/s/ David A. Antonelli

David A. Antonelli
Portfolio Manager

MFS International Strategic Growth Fund
The Fund commenced operations on October 9, 1997, and from that date through March 31, 1998, both Class A and Class I shares provided a total return of 14.40%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 5.87% return for the MSCI EAFE Index.

The Fund uses a bottom-up, fundamental research strategy to find what we believe are the best companies with the strongest growth prospects. There is no focus on broad geographic areas or specific countries. As a result, the Fund's weightings vary significantly from those of the MSCI EAFE Index. Also, the Fund takes positions in individual securities that are somewhat more concentrated than might be found in a larger, more diversified fund.

Although the Fund does not focus on geographic regions, its performance clearly has been driven by its holdings in Europe, including in such companies as Benckiser, a Dutch consumer products company, and Akzo Nobel, a Dutch pharmaceutical and specialty chemical company. While Europe has been a strong performer in local currency terms, the strength of the dollar has reduced some of those gains for U.S. investors. Europe's strength derives from a combination of its economies improving, falling interest rates, the move toward a single currency, and economic convergence -- all of which have helped support higher valuations. At the same time, corporate earnings growth has accelerated throughout Europe as companies continue to restructure, for example in the chemical and pharmaceutical industries, in both of which businesses are more focused and are using capital more efficiently.

Europe currently makes up approximately 70% of portfolio assets, with 8% in the Americas (about evenly split between Canada and Latin America). Approximately 18% is in the Asia/Pacific region. The Fund's largest sector is financial services at approximately 25% of assets, with European banks and insurance companies making up over half that weighting. The next largest sector is consumer staples, at almost 13% of assets, and includes Benckiser and the German company Henkel. Holdings in Japan include globally competitive companies such as Canon and Sony, as well as some domestically oriented companies such as Kirin Beverage, a soft drink company. Approximately 4% of the assets are in Malaysia, Hong Kong, and Singapore. While that region has presented a difficult investment environment, the companies we have invested in, including Tanjong, a Malaysian gaming company, and Overseas Union Bank in Singapore, have performed relatively well compared to the overall market.

Overall, returns in most markets in which the Fund invests have been strong. Even Japan is up 5% in local currency terms in the first quarter of 1998, and Europe is up over 20%. Although we do not expect the kinds of returns we've seen in Europe to continue, the investment environment there continues to be favorable, with an acceleration of inflation unlikely in the medium term. Although some improvement has been seen in Asia, with several countries taking positive steps to restructure their economies and reform their financial systems, Japan has made few structural changes, and we expect growth there to be flat to negative until it does.

Respectfully,

/s/ David R. Mannheim

David R. Mannheim
Portfolio Manager

MFS International Value Fund
The Fund commenced operations on October 9, 1997, and from that date through March 31, 1998, Class A shares provided a total return of 15.70%, while Class I shares returned 15.80%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 5.87% return for the MSCI EAFE Index.

The Fund's performance has benefited from two developments. First, in the weeks after it commenced operations, only about half of assets were invested in stocks because we could not find enough companies selling at attractive valuations at that time. Now, however, the Fund is almost fully invested, with 94% of its assets in equities. The second thing that has helped performance has been our almost completely avoiding Asian equity markets and, instead, concentrating on Europe at a time when markets there have been rising. The Fund is currently focused on companies with steady earnings, including utility, consumer staples, and financial services companies.

Among regions, the Fund was heavily weighted in Europe, particularly in some of the smaller countries such as the Netherlands and Sweden. These countries tend to spawn successful international companies, some of which have been very attractive investments during the past 12 to 24 months. In Sweden, for example, Astra has been a successful investment, while Volvo, an automaker, and Scandia, an insurance company, have also done well. In the Netherlands, IHC Caland, a company that makes dredging and other marine equipment, has performed well. Another thing that helped performance was the fact that Japan was underweighted relative to the MSCI EAFE Index.

The portfolio is currently structured so as to continue making headway in the difficult environment resulting from the impact of turmoil in Southeast Asia and Japan. The Fund has significant holdings in financial services, utilities, and communications companies. In many overseas economies, utilities and communications companies are growing at rates that are much faster than those of the United States. There are very few U.S. utilities in the Fund. Utilities usually pay healthy dividends that increase their total returns. Finally, in many countries, these sorts of stocks are among the largest and most liquid on their respective exchanges. This is also the case with financial services stocks.

Since the beginning of the year, we have added some Asian stocks to the portfolio, including Sony and Canon in Japan, Wing Hang Bank in Hong Kong, and Hong Leong Finance in Singapore.

We believe value can be found in all market sectors. For example, one of the Fund's large holdings is Banco Tota in Portugal. Although many people have not seen Portugal as a favorable place to invest, its economy has shown accelerating growth in recent years, and its major companies are generally well run. Another, well-known company we own is Nestle, which has not provided the sort of profits investors have come to expect. However, Nestle's management has recognized this and is focusing on increasing profitability.

Looking ahead, we believe the most important thing investors need to guard against is speculation based on the favorable results of the past few years. With the exception of Asia, investment markets around the world have made impressive strides in the past three years or so, and we do not see this as a time for investors to become overly aggressive.

Respectfully,

/s/ Frederick J. Simmons

Frederick J. Simmons
Portfolio Manager

MFS Asia Pacific Fund
The Fund commenced operations on October 9, 1997, and from that date through March 31, 1998, both Class A and Class I shares provided a total return of -12.26%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a -18.83% return for the MSCI All Country Asia Pacific Index, a broad, unmanaged index of equities from the Asia/Pacific region.

The Fund seeks to invest in companies in the Asia/Pacific region that we believe offer an attractive combination of growth and value. These companies can be located in South Korea, Japan, Hong Kong, China, Australia, and New Zealand, as well as in Southeast Asia and the Indian sub-continent. In addition to growth- and value-oriented companies, the Fund seeks companies with good managements, proven track records, favorable earnings histories, and sources of recurring income. This income can result from having a large market share, a strong franchise, or products that people need regardless of the state of the local economy.

Most countries in the region are still experiencing at least some degree of economic turmoil and market weakness, but we have also seen what we regard as a reasonably good recovery in stock prices in several of these markets since the beginning of the year. In particular, large exporting companies and companies whose businesses are not concentrated in this region but are scattered throughout the world have benefited. The recovery in stock prices has also stemmed from portfolio managers' returning to markets they had all but abandoned in the fourth quarter of 1997. However, many underlying problems remain in these economies, and there is risk that some investors could overlook these problems and push stock prices beyond reasonable valuations.

Although the Fund invests in companies, not countries, we feel Hong Kong and Singapore have more than their fair share of well-managed companies. On the other hand, we have found it hard to find good values in places such as Thailand and Malaysia.

Our search for companies with strong franchises, repeat business, or attributes that can help them continue growing and generate business in difficult times has led us to a core group of good performers. This group includes Hong Kong Bank, or HSBC, an internationally diversified bank that has a history of generating relatively high returns and has managed to keep its level of questionable loans relatively low.

Another large holding is Datacraft Asia, a Singapore company that is installing a large amount of equipment related to the Internet. More and more companies are adding Internet systems in order to remain competitive, and to do so they need a company such as Datacraft, which is the dominant provider of this sort of equipment in the region. While the Fund owns some of the large, blue-chip companies such as Sony and Canon, it also holds several of the smaller, fast-growing companies.

Going forward, we remain positive about the region's longer-term prospects because of its generally favorable demographics and the strong work ethic of its population. Although gross domestic product per capita is still below that of the West, wealth is being created, and a number of companies are showing signs of growth. While the Asian turmoil has been caused in part by overcapacity and speculative borrowing, we believe that once these countries get past these problems they will start to grow again, which will create new investment opportunities.

Respectfully,

/s/ Christopher J. Burn                             /s/ Barry P. Dargan

Christopher J. Burn                                 Barry P. Dargan
Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS INTERNATIONAL OPPORTUNITIES FUND
David A. Antonelli joined MFS in 1991 as an industry specialist following foreign stocks and was named Assistant Vice President -- Investments in 1994 and Vice President -- Investments in 1995. He is the Assistant Director of Research and a graduate of Pennsylvania State University and the University of Pennsylvania Wharton School of Finance and Commerce.

MFS INTERNATIONAL STRATEGIC GROWTH FUND
David R. Mannheim joined MFS in 1988 as a research specialist and was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, Vice President -- Investments in 1992, and Senior Vice President in 1997. He is a graduate of Amherst College and the Massachusettts Institute of Technology Sloan School of Management.

MFS INTERNATIONAL VALUE FUND
Frederick J. Simmons joined MFS in 1971 as an Investment Officer in the Research Department and was named Assistant Vice President -- Investments in 1974, Vice President -- Investments in 1975, and Senior Vice President in 1983. Mr. Simmons graduated with honors from Tufts University and the Amos Tuck School of Business Administration of Dartmouth College. He is a Chartered Financial Analyst, a member of the Boston Security Analysts Society, Inc., and past president of the Electronic Analysts of Boston.

MFS ASIA PACIFIC FUND
Christopher J. Burn joined MFS in 1995 as an Investment Officer following Asian stocks. He is a graduate of Wesleyan University and the University of Pennsylvania Wharton School of Finance and Commerce. Prior to joining MFS, he worked as an analyst at the U.S. State Department and with Peregrine Brokerage Ltd. in Hong Kong.

Barry P. Dargan joined MFS in 1996 as a Vice President -- Investments, specializing in Japanese stocks. Prior to joining MFS, he was an executive director and investment analyst at SBC Warburg in Tokyo, Japan. He is a graduate of the City University of London and is a Chartered Financial Analyst.

FUND FACTS

Currently each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

MFS INTERNATIONAL OPPORTUNITIES FUND

Objective and Investment Focus: Seeks capital appreciation by investing in equity securities of foreign companies of any size, including smaller companies in the developing stages of their life cycle.

Commencement of investment operations:  October 9, 1997

Class inception:  Class A October 9, 1997
                  Class I October 9, 1997

Size:  $1.3 million net assets as of March 31, 1998

MFS INTERNATIONAL STRATEGIC GROWTH FUND

Objective and Investment Focus: Seeks capital appreciation by investing in equity securities of foreign companies of any size, but generally invests in established foreign companies.

Commencement of investment operations:  October 9, 1997

Class inception:  Class A October 9, 1997
                  Class I October 9, 1997

Size:  $1.2 million net assets as of March 31, 1998

MFS INTERNATIONAL VALUE FUND

Objective and Investment Focus: Seeks capital appreciation by investing in foreign securities that the manager believes are undervalued compared to industry norms within their countries.

Commencement of investment operations:  October 9, 1997

Class inception:  Class A October 9, 1997
                  Class I October 9, 1997

Size:  $1.2 million net assets as of March 31, 1998

MFS ASIA PACIFIC FUND

Objective and Investment Focus: Seeks capital appreciation by investing in equity securities of companies whose principal activities are in Asia or the Pacific Basin.

Commencement of investment operations:  October 9, 1997

Class inception:  Class A October 9, 1997
                  Class I October 9, 1997

Size:  $2.2 million net assets as of March 31, 1998

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1998

MFS INTERNATIONAL OPPORTUNITIES  FUND
Stocks - 98.7%
----------------------------------------------------------------------------------------------
ISSUER                                                             SHARES             VALUE
----------------------------------------------------------------------------------------------
Foreign Stocks - 97.5%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)                            4,133           $   18,069
    Westpac Banking Corp. Ltd. (Banks and Credit Cos.)              1,032                6,918
                                                                                    ----------
                                                                                    $   24,987
----------------------------------------------------------------------------------------------
  Brazil - 5.7%
    Companhia Electrict est Rio de Janeiro (Utilities -
      Electric)                                                    16,300           $   11,326
    Companhia Riogrand Telecomunicacoes (Utilities -
      Telephone)                                                   10,000               12,578
    Companhia Paranaense de Energy, ADR (Utilities -
      Electric)                                                       975               14,199
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                            214               27,780
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)            200                7,250
                                                                                    ----------
                                                                                    $   73,133
----------------------------------------------------------------------------------------------
  Canada - 2.3%
        Canadian National Railway Co. (Railroads)                     470           $   30,080
----------------------------------------------------------------------------------------------
  Chile - 1.0%
        Chilectra S.A., ADR (Utilities - Electric)                    305           $    8,235
        Santa Isabel S.A., ADR (Stores)##                             228                4,147
                                                                                    ----------
                                                                                    $   12,382
----------------------------------------------------------------------------------------------
  Egypt - 0.7%
        Commercial International Bank, GDR (Banks and Credit
          Cos.)##                                                     250           $    4,600
        Suez Cement Co., GDR (Construction)                           100                2,135
        Suez Cement Co., GDR (Construction)##                         100                2,135
                                                                                    ----------
                                                                                    $    8,870
----------------------------------------------------------------------------------------------
  Finland - 2.3%
        Pohjola Insurance Group (Insurance)                           280           $   12,979
        TT Tieto Oy (Computer Software - Systems)                     100               16,936
                                                                                    ----------
                                                                                    $   29,915
----------------------------------------------------------------------------------------------
  France - 9.0%
    Alcatel Alsthom Compagnie (Telecommunications)                    120           $   22,535
    Compagnie Generale de Geophysique S.A., ADR (Oil
      Services)*                                                      495               12,746
    Dassault Systemes S.A., ADR (Computer Software -
      Systems)                                                        335               13,233
    Renault Regie Nationale (Automobiles)                             175                7,799
    Sanofi S.A. (Medical and Health Products)                          84                9,644
    TOTAL S.A., "B" (Oils)                                            130               15,618
    TV Francaise (Broadcasting)                                        57                7,087
    Union des Assurances Federales S.A. (Insurance)                   160               26,301
                                                                                    ----------
                                                                                    $  114,963
----------------------------------------------------------------------------------------------
  Germany - 4.6%
        Adidas-Salomon AG (Apparel and Textiles)                       53           $    9,404
        Henkel KGaA (Chemicals)                                       440               31,995
        Wella AG (Cosmetics)                                           20               17,205
                                                                                    ----------
                                                                                    $   58,604
----------------------------------------------------------------------------------------------
  Greece - 1.9%
    Athens Medic Center, GDR (Medical and Health
      Technology and Services)                                        710           $   11,727
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                            490               12,275
                                                                                    ----------
                                                                                    $   24,002
----------------------------------------------------------------------------------------------
  Hong Kong - 5.1%
    Cheung Kong Holdings Ltd. (Real Estate)                         1,000           $    7,098
    Hutchison Whampoa Ltd. (Conglomerate)                           2,000               14,068
    Li & Fung Ltd. (Wholesale)                                      4,000                6,350
    Liu Chong Hing Bank (Banks and Credit Cos.)                     4,000                6,453
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                    10,500               31,169
                                                                                    ----------
                                                                                    $   65,138
----------------------------------------------------------------------------------------------
  Hungary - 0.8%
    Gedeon Richter Ltd. (Pharmaceuticals)##                            40           $    4,140
    Magyar Tavkozlesi Rt. (Telecommunications)*                       200                6,225
                                                                                    ----------
                                                                                    $   10,365
----------------------------------------------------------------------------------------------
  Ireland - 3.6%
    Allied Irish Banks PLC (Banks and Credit Cos.)*                 1,438           $   17,758
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*            12,084               28,145
                                                                                    ----------
                                                                                    $   45,903
----------------------------------------------------------------------------------------------
  Italy - 4.4%
    Banca Carige S.p.A. (Banks and Credit Cos.)                     1,200           $   13,435
    Banca Nazionale del Lavoro (Banks and Credit Cos.)                450               12,164
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                       612               16,906
    Telecom Italia S.p.A. (Telecommunications)*                     1,700               13,403
                                                                                    ----------
                                                                                    $   55,908
----------------------------------------------------------------------------------------------
  Japan - 5.3%
    Aeon Credit Service Co. Ltd. (Financial Services)                 200           $    9,280
    Aiful Corp. (Financial Services)                                  100                6,297
    Canon, Inc., ADR (Special Products and Services)                  500               11,406
    Fujimi, Inc. (Electronics)                                        110                4,354
    Osaka Sanso Kogyo Ltd. (Chemicals)                              5,000                8,621
    Sony Corp., ADR (Electronics)                                     243               20,670
    Ushio, Inc. (Electronics)                                       1,000                7,721
                                                                                    ----------
                                                                                    $   68,349
----------------------------------------------------------------------------------------------
  Malaysia - 2.9%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                  10,000           $   15,659
    Tanjong PLC (Entertainment)                                     9,000               22,006
                                                                                    ----------
                                                                                    $   37,665
----------------------------------------------------------------------------------------------
  Netherlands - 13.0%
    Akzo Nobel N.V. (Chemicals)                                       134           $   27,235
    Benckiser N.V. (Consumer Goods and Services)*                     490               27,067
    Brunel International N.V. (Human Resources)*                      940               27,969
    Fugro N.V. (Engineering)*                                         575               22,628
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                      140                6,383
    IHC Caland N.V. (Transportation)*                                 168                9,280
    ING Groep N.V. (Financial Services)*                              300               17,032
    Koninklijke Arend Groep N.V. (Consumer Goods and
      Services)                                                       478               16,929
    Royal Dutch Petroleum Co. (Oils)                                  217               12,289
                                                                                    ----------
                                                                                    $  166,812
----------------------------------------------------------------------------------------------
  Norway - 0.8%
    Christiania Bank and Trust (Banks and Credit Cos.)              2,500           $   10,622
----------------------------------------------------------------------------------------------
  Peru - 1.0%
    Luz del Sur S.A. (Utilities - Electric)                         2,932           $    3,194
    Telefonica del Peru S.A., ADR (Telecommunications)                443                9,552
                                                                                    ----------
                                                                                    $   12,746
----------------------------------------------------------------------------------------------
  Portugal - 2.4%
    Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
      and Credit Cos.)                                                403           $   18,628
    Portugal Telecom S.A. (Utilities - Telephone)                     233               12,218
                                                                                    ----------
                                                                                    $   30,846
----------------------------------------------------------------------------------------------
  Singapore - 2.9%
    Hong Leong Finance Ltd. (Finance)+                              5,000           $    8,517
    Mandarin Oriental International Ltd. (Restaurants and
      Lodgings)*                                                   17,000               13,600
    Overseas Union Bank (Finance)                                   4,000               15,608
                                                                                    ----------
                                                                                    $   37,725
----------------------------------------------------------------------------------------------
  South Africa - 0.3%
    South African Breweries, ADR (Food and Beverage
      Products)                                                       150           $    4,397
----------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Pohang Iron & Steel Co. Ltd., ADR (Steel)                         265           $    5,134
----------------------------------------------------------------------------------------------
  Spain - 3.5%
    Abengoa S.A. (Construction)                                       239           $   21,328
    Acerinox S.A. (Iron and Steel)                                     85               13,979
    Repsol S.A., ADR (Oil Services)                                   199               10,124
                                                                                    ----------
                                                                                    $   45,431
----------------------------------------------------------------------------------------------
  Sweden - 5.2%
    Ericsson LM, "B" (Telecommunications)                             220           $   10,437
    Securitas AB, "B" (Commercial Services)                           375               12,734
    Skandia Forsakrings AB (Insurance)                                292               18,993
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                356               11,711
    Volvo AB, "B" (Automobiles)                                       400               12,709
                                                                                    ----------
                                                                                    $   66,584
----------------------------------------------------------------------------------------------
  Switzerland - 2.6%
    Ciba Specialty AG (Chemicals)*                                    100           $   12,795
    Kuoni Reisen Holdings AG (Transportation)                           2               10,040
    Novartis AG (Pharmaceuticals)                                       6               10,622
                                                                                    ----------
                                                                                    $   33,457
----------------------------------------------------------------------------------------------
  United Kingdom - 12.9%
    ASDA Group PLC (Supermarkets)                                   4,147           $   13,915
    British Aerospace PLC (Aerospace and Defense)*                    853               28,114
    British Petroleum PLC (Oils)*                                     907               13,062
    HSBC Holdings PLC (Financial Services)*                           200                6,505
    Kwik-Fit Holdings PLC (Automotive Repair Centers)               1,404               10,963
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                     813               12,669
    LucasVarity PLC (Automotive)                                    6,050               24,431
    PowerGen PLC (Utilities - Electric)*                              611                8,543
    Sema Group PLC (Computer Software - Systems)                      240                9,483
    Standard Chartered PLC (Banks and Credit Cos.)                    800               11,609
    Taylor Nelson AGB (Advertising)                                 3,600                6,545
    Williams PLC (Diversified Manufacturing)                        2,530               20,221
                                                                                    ----------
                                                                                    $  166,060
----------------------------------------------------------------------------------------------
  Venezuela - 1.0%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                            300           $   12,544
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $1,252,622
----------------------------------------------------------------------------------------------
U.S. Stocks - 1.2%
  Medical and Health Products - 0.9%
    American Home Products Corp.                                      120           $   11,445
----------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Global TeleSystems Group, Inc.*                                   100           $    4,675
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $   16,120
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,098,047)                                          $1,268,742
----------------------------------------------------------------------------------------------
Short-Term Obligation - 2.7%
----------------------------------------------------------------------------------------------
                                                        PRINCIPAL AMOUNT
                                                           (000 OMITTED)
----------------------------------------------------------------------------------------------
    General Electric Co., due 4/01/98, at Amortized Cost           $   35           $   35,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,133,047)                                     $1,303,742
Other Assets, Less Liabilities - (1.4)%                                                (18,607)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,285,135
----------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1998

MFS INTERNATIONAL STRATEGIC GROWTH FUND
Stocks - 95.1%
----------------------------------------------------------------------------------------------
ISSUER                                                             SHARES                VALUE
----------------------------------------------------------------------------------------------
Australia - 3.2%
  QBE Insurance Group Ltd. (Insurance)                              5,700           $   24,919
  Seven Network Ltd. (Entertainment)                                3,900               14,338
                                                                                    ----------
                                                                                    $   39,257
----------------------------------------------------------------------------------------------
Canada - 4.5%
  Canadian National Railway Co. (Railroads)                           780           $   49,920
  Legacy Hotel Real Estate Investment Trust (Real Estate)##           800                5,240
                                                                                    ----------
                                                                                    $   55,160
----------------------------------------------------------------------------------------------
Chile - 1.6%
  Chilectra S.A., ADR (Utilities - Electric)                          750           $   20,250
----------------------------------------------------------------------------------------------
Finland - 3.5%
  Huhtamaki Oy Group (Conglomerate)                                   185           $   10,060
  Pohjola Insurance Group, "A" (Insurance)                            330               15,296
  TT Tieto Oy (Computer Software - Systems)                           105               17,783
                                                                                    ----------
                                                                                    $   43,139
----------------------------------------------------------------------------------------------
France - 6.4%
  Renault S.A. (Automobiles)                                          200           $    8,914
  TOTAL S.A., "B" (Oils)                                              170               20,423
  TV Francaise (Broadcasting)                                         150               18,650
  Union des Assurances Federales S.A. (Insurance)                     185               30,411
                                                                                    ----------
                                                                                    $   78,398
----------------------------------------------------------------------------------------------
Germany - 6.7%
  Adidas-Salomon AG (Apparel and Textiles)                             90           $   15,969
  Henkel KGaA (Chemicals)                                             630               45,811
  Wella AG (Cosmetics)                                                 25               21,506
                                                                                    ----------
                                                                                    $   83,286
----------------------------------------------------------------------------------------------
Greece - 0.4%
  Hellenic Telecommunication Organization S.A., GDR
    (Telecommunications)                                              200           $    5,010
----------------------------------------------------------------------------------------------
Hong Kong - 1.3%
  Wing Hang Bank Ltd. (Banks and Credit Cos.)                       5,500           $   16,326
----------------------------------------------------------------------------------------------
Ireland - 3.4%
  Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*              17,891           $   41,670
----------------------------------------------------------------------------------------------
Italy - 1.8%
  Banca Carige S.p.A. (Banks and Credit Cos.)                       1,200           $   13,435
  ERG S.p.A. (Oils)*                                                2,000                9,336
                                                                                    ----------
                                                                                    $   22,771
----------------------------------------------------------------------------------------------
Japan - 10.5%
  Canon, Inc., ADR (Special Products and Services)                    700           $   15,969
  Eisai Co. Ltd. (Pharmaceuticals)                                  1,000               13,718
  Kinki Coca-Cola Bottling Co. (Beverages)                          1,000               11,319
  Kirin Beverage Corp. (Beverages)                                  1,000               19,116
  Nitto Denko Corp. (Industrial Goods and Services)                 1,000               14,543
  Sony Corp. (Electronics)                                            100                8,471
  Sony Corp., ADR (Electronics)                                       230               19,564
  Tokyo Broadcasting System, Inc. (Broadcasting)                    1,000               11,469
  Ushio, Inc. (Electronics)                                         2,000               15,442
                                                                                    ----------
                                                                                    $  129,611
----------------------------------------------------------------------------------------------
Malaysia - 2.8%
  New Straits Times Press Berhad (Printing and Publishing)          6,000           $    9,396
  Tanjong PLC (Entertainment)                                      10,000               24,451
                                                                                    ----------
                                                                                    $   33,847
----------------------------------------------------------------------------------------------
Mexico - 0.3%
  TV Azteca, S.A. de C.V., ADR (Broadcasting)*                        200           $    3,925
----------------------------------------------------------------------------------------------
Netherlands - 11.2%
  Akzo Nobel N.V. (Chemicals)                                         200           $   40,649
  Benckiser N.V. (Consumer Goods and Services)*                       560               30,933
  Brunel International N.V. (Human Resources)                         620               18,448
  IHC Caland N.V. (Transportation)                                    170                9,391
  Ing Groep N.V. (Financial Services)                                 420               23,845
  Koninklijke Ahrend Groep N.V. (Consumer Goods and
    Services)                                                         430               15,230
                                                                                    ----------
                                                                                    $  138,496
----------------------------------------------------------------------------------------------
Peru - 1.0%
  Luz del Sur S.A. (Utilities - Electric)                           1,790           $    1,950
  Telefonica del Peru S.A., ADR (Telecommunications)                  500               10,781
                                                                                    ----------
                                                                                    $   12,731
----------------------------------------------------------------------------------------------
Portugal - 4.8%
  Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
    and Credit Cos.)                                                  330           $   15,253
  Banco Totta & Acores S.A. (Banks and Credit Cos.)                   700               25,959
  Portugal Telecom S.A. (Utilities - Telephone)                       350               18,214
                                                                                    ----------
                                                                                    $   59,426
----------------------------------------------------------------------------------------------
Singapore - 2.2%
  Hong Leong Finance Ltd. (Finance)+                                7,000           $   11,923
  Overseas Union Bank (Finance)                                     4,000               15,609
                                                                                    ----------
                                                                                    $   27,532
----------------------------------------------------------------------------------------------
Spain - 2.7%
  Acerinox S.A. (Iron and Steel)                                      100           $   16,446
  Repsol S.A. (Oils)                                                  320               16,338
                                                                                    ----------
                                                                                    $   32,784
----------------------------------------------------------------------------------------------
Sweden - 6.9%
  Astra AB (Pharmaceuticals)                                        1,100           $   21,835
  Skandia Forsakrings AB (Insurance)                                  330               21,464
  Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                  770               25,330
  Volvo AB, "B" (Automobiles)                                         530               16,840
                                                                                    ----------
                                                                                    $   85,469
----------------------------------------------------------------------------------------------
Switzerland - 2.9%
  Ciba Specialty AG (Chemicals)*                                      170           $   21,752
  Novartis AG (Pharmaceuticals)                                         8               14,163
                                                                                    ----------
                                                                                    $   35,915
----------------------------------------------------------------------------------------------
United Kingdom - 16.1%
  ASDA Group PLC (Supermarkets)                                     6,200           $   20,803
  Avis Europe PLC (Auto Rental)##                                   3,500               14,222
  British Aerospace PLC (Aerospace and Defense)*                    1,300               42,847
  British Petroleum PLC (Oils)                                      1,714               24,685
  Carlton Communicatons PLC (Broadcasting)                          1,100                8,773
  Diageo PLC (Food and Beverages)                                     909               10,723
  Lloyds TSB Group PLC (Banks and Credit Cos.)                      1,090               16,986
  LucasVarity PLC (Automotive)                                      5,800               23,421
  PowerGen PLC (Utilities - Electric)                               1,000               13,983
  Tomkins PLC (Conglomerate)                                        3,600               22,032
                                                                                    ----------
                                                                                    $  198,475
----------------------------------------------------------------------------------------------
Venezuela - 0.9%
  Compania Anonima Nacional Telefonos de Venezuela, ADR
    (Telecommunications)                                              270           $   11,289
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,032,071)                                          $1,174,767
----------------------------------------------------------------------------------------------
Short-Term Obligation - 5.7%
----------------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT
                                                            (000 OMITTED)
----------------------------------------------------------------------------------------------
Federal Home Loan Bank, due 4/01/98, at Amortized Cost             $   70           $   70,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,102,071)                                     $1,244,767
Other Assets, Less Liabilities - (0.8)%                                                (10,174)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,234,593
----------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1998

MFS INTERNATIONAL VALUE FUND
Stocks - 93.9%
----------------------------------------------------------------------------------------------
ISSUER                                                             SHARES                VALUE
----------------------------------------------------------------------------------------------
Foreign Stocks - 86.8%
  Australia - 2.5%
    QBE Insurance Group Ltd. (Insurance)                            3,250           $   14,208
    Seven Network Ltd. (Entertainment)                              4,400               16,176
                                                                                    ----------
                                                                                    $   30,384
----------------------------------------------------------------------------------------------
  Austria - 0.4%
    Austria Tabak AG (Tobacco)*                                       100           $    5,314
----------------------------------------------------------------------------------------------
  Brazil - 1.7%
    Companhia Cervejaria Brahma, ADR (Beverages)                    1,300           $   20,150
----------------------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)                         300           $   19,200
----------------------------------------------------------------------------------------------
  Chile - 1.6%
    Enersis S.A., ADR (Utilities - Electric)                          600           $   18,938
----------------------------------------------------------------------------------------------
  France - 13.2%
    Alcatel Alsthom Compagnie (Telecommunications)                    150           $   28,169
    Pin Printemps Redo (Real Estate Investment Trust)                  26               20,110
    Renault Regie Nationale (Automobiles)                             225               10,028
    Sanofi S.A. (Medical and Health Products)                         120               13,777
    SEITA (Tobacco)                                                   625               24,524
    Total SA, ADR (Oils)                                              370               22,223
    TV Francaise (Broadcasting)                                       100               12,434
    Union des Assurances Federales S.A. (Insurance)                   175               28,767
                                                                                    ----------
                                                                                    $  160,032
----------------------------------------------------------------------------------------------
  Germany - 8.4%
    Adidas-Salomon AG (Apparel and Textiles)                          100           $   17,743
    Henkel KGaA (Chemicals)                                           300               21,815
    Mannesmann AG (Diversified Machinery)                              35               25,640
    Prosieben Media AG (Entertainment)*                               300               15,663
    Wella AG (Cosmetics)                                               25               21,506
                                                                                    ----------
                                                                                    $  102,367
----------------------------------------------------------------------------------------------
  Hong Kong - 1.1%
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                     4,500           $   13,358
----------------------------------------------------------------------------------------------
  Italy - 3.6%
    Instituto Nazionale delle Assicurazioni (Insurance)             6,000           $   19,462
    Telecom Italia S.p.A. (Telecommunications)*                     4,000               24,522
                                                                                    ----------
                                                                                    $   43,984
----------------------------------------------------------------------------------------------
  Japan - 6.5%
    Aiful Corp. (Financial Services)                                  100           $    6,297
    Canon, Inc. (Office Equipment)                                  1,000               22,564
    Sony Corp., ADR (Electronics)                                     200               17,013
    Terumo Corp. (Pharmaceuticals)                                  1,000               14,018
    Tokyo Broadcasting System, Inc. (Broadcasting)                  1,000               11,469
    Ushio, Inc. (Electronics)                                       1,000                7,721
                                                                                    ----------
                                                                                    $   79,082
----------------------------------------------------------------------------------------------
  Malaysia - 1.4%
    Tanjong PLC (Entertainment)                                     7,000           $   17,115
----------------------------------------------------------------------------------------------
  Netherlands - 9.0%
    Akzo Nobel N.V. (Chemicals)                                       120           $   24,389
    Benckiser N.V. (Consumer Goods and Services)*                     200               11,048
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*           465               21,200
    IHC Caland N.V. (Transportation)*                                 350               19,333
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)                                                       320               11,334
    Royal Dutch Petroleum Co., ADR (Oils)                             400               22,725
                                                                                    ----------
                                                                                    $  110,029
----------------------------------------------------------------------------------------------
  Norway - 1.8%
    Christiania Bank and Trust (Banks and Credit Cos.)              5,000           $   21,243
----------------------------------------------------------------------------------------------
  Peru - 1.0%
    Telefonica del Peru S.A., ADR (Telecommunications)                550           $   11,859
----------------------------------------------------------------------------------------------
  Portugal - 2.4%
    Banco Totta E Acores (Banks and Credit Cos.)                      800           $   29,667
----------------------------------------------------------------------------------------------
  Singapore - 0.8%
    Hong Leong Finance Ltd. (Finance)+                              6,000           $   10,220
----------------------------------------------------------------------------------------------
  Spain - 1.4%
    Acerinox S.A. (Iron and Steel)                                    100           $   16,446
----------------------------------------------------------------------------------------------
  Sweden - 6.7%
    Astra AB (Pharmaceuticals)                                      1,200           $   23,820
    Securitas AB, "B" (Commercial Services)                           190                6,452
    Skandia Forsakrings AB (Insurance)                                200               13,009
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                750               24,672
    Volvo AB, "B" (Automobiles)                                       400               12,709
                                                                                    ----------
                                                                                    $   80,662
----------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Nestle AG, Registered Shares (Food and Beverage
      Products)                                                        14           $   26,760
----------------------------------------------------------------------------------------------
  United Kingdom - 19.5%
    ASDA Group PLC (Supermarkets)                                   5,100           $   17,112
    Avis Europe PLC (Auto Rental)##                                 8,000               32,507
    Bank of Scotland (Banks and Credit Cos.)*                       1,500               17,795
    Booker PLC (Food - Wholesale)*                                  3,600               15,684
    British Aerospace PLC (Aerospace and Defense)*                    500               16,480
    Compass Group PLC (Food - Catering)##                           1,500               25,561
    Gallaher Group PLC (Tobacco)                                    4,000               22,017
    LucasVarity PLC (Automotive)                                    6,000               24,229
    PowerGen PLC (Utilities - Electric)*                            1,600               22,373
    Tomkins PLC (Conglomerate)                                      2,650               16,218
    Williams PLC (Diversified Manufacturing)                        3,300               26,376
                                                                                    ----------
                                                                                    $  236,352
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $1,053,162
----------------------------------------------------------------------------------------------
U.S. Stocks - 7.1%
  Construction Services - 1.9%
    Martin Marietta Materials, Inc.                                   550           $   23,753
----------------------------------------------------------------------------------------------
  Insurance - 1.9%
    Transamerica Corp.                                                200           $   23,300
----------------------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    American Home Products Corp.                                      200           $   19,075
----------------------------------------------------------------------------------------------
  Telecommunications - 1.7%
    Sprint Corp.                                                      300           $   20,306
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $   86,434
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $992,754)                                            $1,139,596
----------------------------------------------------------------------------------------------
Short-Term Obligation - 6.2%
----------------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT
                                                            (000 OMITTED)
----------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 4/01/98, at Amortized Cost         $   75           $   75,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,067,754)                                     $1,214,596
Other Assets, Less Liabilities - (0.1)%                                                   (807)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,213,789
----------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 1998

MFS ASIA PACIFIC FUND
Stocks - 94.2%
----------------------------------------------------------------------------------------------
ISSUER                                                             SHARES                VALUE
----------------------------------------------------------------------------------------------
Australia - 8.0%
  Australia & New Zealand Banking Group Ltd. (Banks and
    Credit Cos.)*                                                   4,826           $   32,287
  Broken Hill Proprietary Co. Ltd. (Mining)*                        4,034               41,258
  Fletcher Challenge Paper, ADR (Paper Products)                    1,400               19,688
  Mayne Nickless Ltd. (Business Services)                           2,000               10,333
  QBE Insurance Group Ltd. (Insurance)                              8,225               35,958
  Westpac Banking Corp. Ltd., ADR (Banks and Credit Cos.)           1,000               33,875
                                                                                    ----------
                                                                                    $  173,399
----------------------------------------------------------------------------------------------
Canada - 1.1%
  Bell Canada International, Inc. (Telecommunications)*             1,100           $   24,612
----------------------------------------------------------------------------------------------
China - 1.0%
  Huaneng Power International, Inc., ADR (Utilities -
    Electric)*                                                        900           $   21,150
----------------------------------------------------------------------------------------------
Hong Kong - 19.5%
  Asia Electronics Holding Co. (Electronics)*                       1,500           $   13,031
  Cheung Kong Holdings Ltd. (Real Estate)                          13,000               92,280
  Citic Pacific Ltd. (Conglomerate)                                 4,000               14,145
  Hong Kong & China Gas Ltd. (Oil and Gas)                         10,000               16,778
  Hong Kong Electric Holdings Ltd. (Utilities - Electric)           5,000               17,165
  Hutchison Whampoa Ltd. (Conglomerate)                            14,000               98,475
  Li & Fung Ltd. (Wholesale)                                       34,000               53,974
  Liu Chong Hing Bank (Banks and Credit Cos.)                      19,000               30,652
  National Mutual Asia Ltd. (Insurance)                            24,000               19,824
  Sun Hung Kai Properties Ltd. (Real Estate)                        4,000               27,232
  Wing Hang Bank Ltd. (Banks and Credit Cos.)                      14,000               41,558
                                                                                    ----------
                                                                                    $  425,114
----------------------------------------------------------------------------------------------
India - 0.3%
  Mahanagar Telephone Nigam Ltd., GDR (Utilities -
    Telephone)*                                                       400           $    6,870
----------------------------------------------------------------------------------------------
Indonesia - 1.0%
  PT Indah Kiat Pulp & Paper Corp. (Paper Products)                90,000           $   22,500
----------------------------------------------------------------------------------------------
Japan - 33.0%
  Aeon Credit Service Co. Ltd. (Financial Services)                   480           $   22,273
  AFLAC, Inc. (Insurance)                                             700               44,275
  Bank of Tokyo Ltd. (Banks and Credit Cos.)                        2,000               24,288
  Bridgestone Corp. (Tire and Rubber)                               2,000               45,277
  Canon, Inc. (Office Equipment)                                    2,000               45,128
  Fujimi, Inc. (Electronics)                                          550               21,769
  Keyence Corp. (Electronics)                                         300               41,379
  Kinki Coca-Cola Bottling Co. (Beverages)                          3,000               33,958
  Kirin Beverage Corp. (Beverages)                                  1,000               19,116
  Meitec Corp. (Computer Software - Systems)                        1,000               31,259
  Nippon Broadcasting System (Broadcasting)                         1,000               40,180
  Nippon Telephone & Telegraph Co. (Utilities - Telephone)              4               33,283
  NTT Data Corp. (Telecommunications)                                   1               44,453
  Secom Co. (Consumer Goods and Services)                           1,000               61,095
  Shohkoh Fund & Co. Ltd. (Financial Services)                        100               33,358
  Sony Corp. (Electronics)                                            700               59,295
  Takeda Chemical Industries (Pharmaceuticals)                      1,000               25,412
  TDK Corp., ADR (Electronics)                                        520               39,910
  Terumo Corp. (Pharmaceuticals)                                    2,000               28,036
  Ushio, Inc. (Electronics)                                         3,000               23,164
                                                                                    ----------
                                                                                    $  716,908
----------------------------------------------------------------------------------------------

Malaysia - 3.9%
  New Straits Times Press Berhad (Printing and Publishing)         23,000           $   36,016
  Tanjong PLC (Entertainment)                                      20,000               48,901
                                                                                    ----------
                                                                                    $   84,917
----------------------------------------------------------------------------------------------
New Zealand - 0.5%
  Telecom Corp. of New Zealand Ltd. (Utilities - Telephone)           300           $   11,531
----------------------------------------------------------------------------------------------
Philippines - 3.8%
  San Miguel Corp., "B" (Brewery)                                  15,000           $   26,211
  SM Prime Holding, Inc. (Real Estate)                             281,000              55,055
                                                                                    ----------
                                                                                    $   81,266
----------------------------------------------------------------------------------------------
Singapore - 14.5%
  Datacraft Asia Ltd. (Telecommunications)                         25,000           $   81,000
  Development Bank of Singapore Ltd. (Banks and Credit
    Cos.)*                                                          6,600               48,238
  Hong Leong Finance Ltd. (Finance)+                               27,000               45,990
  Mandarin Oriental International Ltd. (Restaurants and
    Lodgings)*                                                     21,000               16,800
  Overseas Union Bank (Finance)                                    10,000               39,021
  Overseas-Chinese Banking Corp. Ltd. (Finance)                     1,000                5,636
  Singapore Land Ltd. (Conglomerate)                               15,000               48,312
  Singapore Press Holdings Ltd. (Printing & Publishing)             2,552               29,243
                                                                                    ----------
                                                                                    $  314,240
----------------------------------------------------------------------------------------------
South Korea - 1.4%
  Pohang Iron & Steel Co. Ltd., ADR (Steel)                         1,550           $   30,031
----------------------------------------------------------------------------------------------
Taiwan - 1.1%
  Acer, Inc., GDR (Computer Hardware)*                              2,400           $   24,480
----------------------------------------------------------------------------------------------
United Kingdom - 5.1%
  HSBC Holdings PLC (Financial Services)*                           3,600           $  110,116
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost $2,198,950)                                           $2,047,134
----------------------------------------------------------------------------------------------

Rights
----------------------------------------------------------------------------------------------
  Development Bank of Singapore (Banks and Credit Cos.)*
    (Identified Cost, $0)                                           1,200           $        0
----------------------------------------------------------------------------------------------

Short-Term Obligation - 6.9%
----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
                                                             (000 OMITTED)
----------------------------------------------------------------------------------------------
  Federal National Mortgage Assn., due 4/01/98, at
    Amortized Cost                                                 $  150           $  150,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,348,950)                                     $2,197,134
----------------------------------------------------------------------------------------------

Securities Sold Short - (1.1)%
----------------------------------------------------------------------------------------------
                                                                  SHARES
----------------------------------------------------------------------------------------------
  Malayan Banking Berhad (Banks and Credit Cos.) (Proceeds
    Received, $23,099)                                             (6,000)          $  (23,077)
----------------------------------------------------------------------------------------------
Other Assets, Less Liabilities                                                             249
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $2,174,306
----------------------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL
                                                                  INTERNATIONAL        STRATEGIC
                                                                  OPPORTUNITIES           GROWTH
MARCH 31, 1998                                                             FUND             FUND
------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,133,047 and
    $1,102,071, respectively)                                        $1,303,742       $1,244,767
  Cash                                                                    1,099            1,780
  Foreign currency, at value (identified cost, $249 and $840,
    respectively)                                                           251              829
  Receivable for investments sold                                         4,269            3,687
  Dividends and interest receivable                                       2,283            1,830
                                                                     ----------       ----------
      Total assets                                                   $1,311,644       $1,252,893
                                                                     ----------       ----------
Liabilities:
  Payable for investments purchased                                  $   17,174       $   10,714
  Net payable for closed forward foreign currency exchange
    contracts                                                             5,384            4,146
  Accrued expenses and other liabilities                                  3,951            3,440
                                                                     ----------       ----------
      Total liabilities                                              $   26,509       $   18,300
                                                                     ----------       ----------
Net assets                                                           $1,285,135       $1,234,593
                                                                     ==========       ==========

Net assets consist of:
  Paid-in capital                                                    $1,152,493       $1,078,112
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        165,293          138,545
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                       (31,053)          19,206
  Accumulated net investment loss                                        (1,598)          (1,270)
                                                                     ----------       ----------
      Total                                                          $1,285,135       $1,234,593
                                                                     ==========       ==========
Shares of beneficial interest outstanding:
  Class A                                                                64,107           38,081
  Class I                                                                51,267           69,866
                                                                     ----------       ----------
      Total shares of beneficial interest outstanding                   115,374          107,947
                                                                     ==========       ==========
Net assets:
  Class A                                                            $  714,084       $  435,494
  Class I                                                               571,051          799,099
                                                                     ----------       ----------
      Total net assets                                               $1,285,135       $1,234,593
                                                                     ==========       ==========

Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $11.14           $11.44
                                                                       ======           ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $11.14           $11.44
                                                                       ======           ======

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Assets and Liabilities (Unaudited) - continued
---------------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL             ASIA
                                                                          VALUE          PACIFIC
MARCH 31, 1998                                                             FUND             FUND
---------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,067,754 and
    $2,348,950, respectively)                                        $1,214,596       $2,197,134
  Cash                                                                      291            4,585
  Foreign currency, at value (identified cost, $232 and $1,733,
    respectively)                                                           232            1,755
  Receivable for investments sold                                         6,852           23,099
  Dividends and interest receivable                                       1,444            3,857
                                                                     ----------       ----------
      Total assets                                                   $1,223,415       $2,230,430
                                                                     ----------       ----------

Liabilities:
  Securities sold short, at value (proceeds received, $23,099)       $    --          $   23,077
  Payable for investments purchased                                       6,361           21,645
  Payable to investment adviser                                           3,265            --
  Net payable for forward foreign currency exchange contracts
    to sell                                                               --               6,442
  Payable to affiliates -
    Shareholder servicing agent fee                                       --                   7
    Administrative fee                                                    --                   3
  Accrued expenses and other liabilities                                  --               4,950
                                                                     ----------       ----------
      Total liabilities                                              $    9,626       $   56,124
                                                                     ----------       ----------
Net assets                                                           $1,213,789       $2,174,306
                                                                     ==========       ==========

Net assets consist of:
  Paid-in capital                                                    $1,049,733       $2,414,600
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies         146,822         (158,218)
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                        14,528          (82,884)
  Accumulated undistributed net investment income                         2,706              808
                                                                     ----------       ----------
      Total                                                          $1,213,789       $2,174,306
                                                                     ==========       ==========
Shares of beneficial interest outstanding:
  Class A                                                                96,005          206,053
  Class I                                                                 8,911           42,381
                                                                     ----------       ----------
      Total shares of beneficial interest outstanding                   104,916          248,434
                                                                     ==========       ==========
Net assets:
  Class A                                                            $1,110,641       $1,803,281
  Class I                                                               103,148          371,025
                                                                     ----------       ----------
      Total net assets                                               $1,213,789       $2,174,306
                                                                     ==========       ==========

Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $11.57           $ 8.75
                                                                       ======           ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $11.58           $ 8.75
                                                                       ======           ======

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Operations (Unaudited)
------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL
                                                                  INTERNATIONAL        STRATEGIC
                                                                  OPPORTUNITIES           GROWTH
PERIOD ENDED MARCH 31, 1998*                                               FUND             FUND
------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                          $  4,983         $  5,433
    Interest                                                              3,093            2,965
    Foreign taxes withheld                                                 (587)            (678)
                                                                       --------         --------
      Total investment income                                          $  7,489         $  7,720
                                                                       --------         --------
  Expenses -
    Management fees                                                    $  5,021         $  5,009
    Shareholder servicing agent fees                                        614              578
    Distribution and service fees - (Class A)                             1,446              878
    Administrative fees                                                      62               62
    Registration fees                                                     5,875            5,875
    Custodian fees                                                        2,696            1,484
    Printing                                                              2,300            2,300
    Postage                                                                  21              251
    Auditing fees                                                         2,750            2,749
    Legal fees                                                              713              525
    Miscellaneous                                                          --                805
                                                                       --------         --------
      Total expenses                                                   $ 21,498         $ 20,516
    Fees paid indirectly                                                    (62)            (153)
    Preliminary reduction of expenses by investment adviser
      and distributor                                                   (12,349)         (11,373)
                                                                       --------         --------
      Net expenses                                                     $  9,087         $  8,990
                                                                       --------         --------
        Net investment loss                                            $ (1,598)        $ (1,270)
                                                                       --------         --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $(30,753)        $ 19,328
    Foreign currency transactions                                          (300)            (122)
                                                                       --------         --------

      Net realized gain (loss) on investments and
        foreign currency transactions                                  $(31,053)        $ 19,206
                                                                       --------         --------

  Change in unrealized appreciation (depreciation) -
    Investments                                                        $170,695         $142,685
    Translation of assets and liabilities in foreign currencies          (5,402)          (4,140)
                                                                       --------         --------

      Net unrealized gain on investments and foreign currency
        translation                                                    $165,293         $138,545
                                                                       --------         --------

        Net realized and unrealized gain on investments and
          foreign currency                                             $134,240         $157,751
                                                                       --------         --------
          Increase in net assets from operations                       $132,642         $156,481
                                                                       ========         ========

* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Operations (Unaudited) - continued
------------------------------------------------------------------------------------------------
                                                                   INTERNATIONAL            ASIA
                                                                           VALUE         PACIFIC
PERIOD ENDED MARCH 31, 1998*                                                FUND            FUND
------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                            $  7,993       $  10,347
    Dividends                                                              3,700           8,864
    Foreign taxes withheld                                                  (387)         (1,109)
                                                                        --------       ---------
      Total investment income                                           $ 11,306       $  18,102
                                                                        --------       ---------
  Expenses -
    Management fees                                                     $  4,751        $  9,029
    Shareholder servicing agent fees                                         553             378
    Distribution and service fees - (Class A)                              2,250           3,850
    Administrative fees                                                       59              50
    Registration fees                                                      5,875           4,885
    Custodian fees                                                         1,427           2,535
    Printing                                                               2,300             500
    Postage                                                                  250              41
    Auditing fees                                                          3,250           2,900
    Legal fees                                                               613             908
    Miscellaneous                                                            476             188
                                                                        --------       ---------
      Total expenses                                                    $ 21,804       $  25,264
    Fees paid indirectly                                                    (122)            (37)
    Preliminary reduction of expenses by investment adviser
      and distributor                                                    (13,082)        (12,879)
                                                                        --------       ---------
      Net expenses                                                      $  8,600       $  12,348
                                                                        --------       ---------
        Net investment income                                           $  2,706       $   5,754
                                                                        --------       ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                             $ 14,404       $ (84,115)
    Foreign currency transactions                                            124           1,231
                                                                        --------       ---------

      Net realized gain (loss) on investments and
        foreign currency transactions                                   $ 14,528       $ (82,884)
                                                                        --------       ---------

  Change in unrealized appreciation (depreciation) -
    Investments                                                         $146,841       $(151,816)
    Securities sold short                                                   --                22
    Translation of assets and liabilities in foreign currencies              (19)         (6,424)
                                                                        --------       ---------

      Net unrealized gain (loss) on investments and foreign
        currency translation                                            $146,822       $(158,218)
                                                                        --------       ---------

        Net realized and unrealized gain (loss) on investments
          and
          foreign currency                                              $161,350       $(241,102)
                                                                        --------       ---------
          Increase (decrease) in net assets from operations             $164,056       $(235,348)
                                                                        ========       =========

* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Changes in Net Assets (Unaudited)
------------------------------------------------------------------------------------------------
                                                                                   INTERNATIONAL
                                                                  INTERNATIONAL        STRATEGIC
                                                                  OPPORTUNITIES           GROWTH
PERIOD ENDED MARCH 31, 1998*                                               FUND             FUND
------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                                $   (1,598)      $   (1,270)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                        (31,053)          19,206
  Net unrealized gain on investments and foreign currency
    translation                                                         165,293          138,545
                                                                     ----------       ----------
      Increase in net assets from operations                         $  132,642       $  156,481
                                                                     ----------       ----------
  Net increase in net assets from Fund share transactions            $1,152,493       $1,078,112
                                                                     ----------       ----------
        Total increase in net assets                                 $1,285,135       $1,234,593
Net assets:
  At beginning of period                                                  --               --
                                                                      ---------        ---------
  At end of period (including accumulated net investment loss
    of $1,598 and $1,270, respectively)                              $1,285,135       $1,234,593
                                                                     ==========       ==========
* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Changes in Net Assets (Unaudited) - continued
------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL             ASIA
                                                                          VALUE          PACIFIC
PERIOD ENDED MARCH 31, 1998*                                               FUND             FUND
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $    2,706       $    5,754
  Net realized gain (loss) on investments and foreign currency
    transactions                                                         14,528          (82,884)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                146,822         (158,218)
                                                                     ----------       ----------
      Increase (decrease) in net assets from operations              $  164,056       $ (235,348)
                                                                     ----------       ----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $    --          $   (4,075)
  From net investment income (Class I)                                    --                (871)
                                                                     ----------       ----------
      Total distributions declared to shareholders                   $    --          $   (4,946)
                                                                     ----------       ----------
  Net increase in net assets from Fund share transactions            $1,049,733       $2,414,600
                                                                     ----------       ----------
        Total increase in net assets                                 $1,213,789       $2,174,306
Net assets:
  At beginning of period                                                  --               --
                                                                     ----------       ----------

  At end of period (including accumulated undistributed net
    investment income of $2,706, and $808, respectively)             $1,213,789       $2,174,306
                                                                     ==========       ==========

* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights (Unaudited)
----------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31, 1998*                                       INTERNATIONAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------
                                                                   CLASS A                   CLASS I
----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $ 10.00                   $ 10.00
                                                                   -------                   -------
Income from investment operations# -
  Net investment loss(S)                                           $ (0.01)                  $ (0.01)
  Net realized and unrealized gain on investments
    and foreign currency transactions                                 1.15                      1.15
                                                                   -------                   -------
      Total from investment operations                             $  1.14                   $  1.14
                                                                   -------                   -------
Net asset value - end of period                                    $ 11.14                   $ 11.14
                                                                   =======                   =======
Total return                                                        11.40%++                  11.40%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                           1.75%+                    1.75%+
  Net investment loss                                              (0.24)%+                  (0.24)%+
Portfolio turnover                                                     74%                       74%
Average commission rate                                            $0.0127                   $0.0127
Net assets at end of period (000 omitted)                          $   714                   $   571


 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
   March 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the
    Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the period indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                          $  (0.15)                  $  (0.12)
     Ratios (to average net assets):
       Expenses##                                                    4.36%+                     3.86%+
       Net investment loss                                         (2.85)%+                   (2.35)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights (Unaudited) - continued
-----------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31, 1998*                                      INTERNATIONAL STRATEGIC GROWTH FUND
-----------------------------------------------------------------------------------------------------
                                                                   CLASS A                   CLASS I
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $ 10.00                   $ 10.00
                                                                   -------                   -------
Income from investment operations# -
  Net investment loss(S)                                           $ (0.01)                  $ (0.01)
  Net realized and unrealized gain on investments
    and foreign currency transactions                                 1.45                      1.45
                                                                   -------                   -------
      Total from investment operations                             $  1.44                   $  1.44
                                                                   -------                   -------
Net asset value - end of period                                    $ 11.44                   $ 11.44
                                                                   =======                   =======
Total return                                                        14.40%++                  14.40%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                           1.75%+                    1.75%+
  Net investment loss                                              (0.24)%+                  (0.25)%+
Portfolio turnover                                                     33%                       33%
Average commission rate                                            $0.0256                   $0.0256
Net assets at end of period (000 omitted)                          $   435                   $   799

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
    March 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the
    Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the period indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                          $  (0.13)                 $  (0.11)
     Ratios (to average net assets):
       Expenses##                                                    4.32%+                    3.82%+
       Net investment loss                                         (2.81)%+                  (2.32)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights (Unaudited) - continued
------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31, 1998*                                         INTERNATIONAL VALUE FUND
------------------------------------------------------------------------------------------------
                                                                   CLASS A               CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $ 10.00               $ 10.00
                                                                   -------               -------
Income from investment operations# -
  Net investment income(S)                                         $  0.03               $  0.03
  Net realized and unrealized gain on investments
    and foreign currency transactions                                 1.54                  1.55
                                                                   -------               -------
      Total from investment operations                             $  1.57               $  1.58
                                                                   -------               -------
Net asset value - end of period                                    $ 11.57               $ 11.58
                                                                   =======               =======
Total return                                                        15.70%++              15.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                           1.75%+                1.75%+
  Net investment income                                              0.55%+                0.56%+
Portfolio turnover                                                     25%                   25%
Average commission rate                                            $0.0286               $0.0286
Net assets at end of period (000 omitted)                          $ 1,111               $   103

 *  For the period from the commencement of the Fund's investment operations, October 9, 1997, through
    March 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the
    Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser and distributor did not impose any of their fees for the period indicated. If the fees had been incurred by the Fund and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss                                          $  (0.10)                  $  (0.08)
     Ratios (to average net assets):
       Expenses##                                                    4.48%+                     3.98%+
       Net investment loss                                         (2.18)%+                   (1.67)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights (Unaudited) - continued
--------------------------------------------------------------------------------------------------------
PERIOD ENDED MARCH 31, 1998*                                                 ASIA PACIFIC FUND
--------------------------------------------------------------------------------------------------------
                                                                   CLASS A                       CLASS I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $ 10.00                       $ 10.00
                                                                   -------                       -------
Income from investment operations# -
  Net investment income(S)                                         $  0.03                       $  0.02
  Net realized and unrealized loss on investments
    and foreign currency transactions                                (1.26)                        (1.25)
                                                                   -------                       -------
      Total from investment operations                             $ (1.23)                      $ (1.23)
                                                                   -------                       -------
Less distributions declared to shareholders from
  net investment income                                            $ (0.02)                      $ (0.02)
                                                                   -------                       -------
Net asset value - end of period                                    $  8.75                       $  8.75
                                                                   =======                       =======
Total return                                                      (12.26)%++                    (12.26)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         1.34%+                        1.34%+
  Net investment income                                              0.63%+                        0.55%+
Portfolio turnover                                                     21%                           21%
Average commission rate                                            $0.0157                       $0.0157
Net assets at end of period (000 omitted)                          $ 1,803                       $   371

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
    March 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and distributor voluntarily waived their fees for the period indicated. If the fees had been incurred by the Fund, the net investment loss per share and the ratios would have been:

     Net investment loss                                          $  (0.03)                     $  (0.02)
     Ratios (to average net assets):
       Expenses##                                                    2.84%+                        2.34%+
       Net investment loss                                         (0.87)%+                      (0.45)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund, and MFS Asia Pacific Fund (the Funds) are diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Funds may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Funds may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Funds may enter into contracts with the intent of changing the relative exposure of the Funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - Each Fund may enter into short sales. A short sale transaction involves selling a security which the Funds do not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Funds' custody fee is calculated as a percentage of the Funds' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. For the MFS Asia Pacific Fund, the management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets. The management fee for MFS International Opportunities Fund, MFS International Strategic Growth Fund, and MFS International Value Fund is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets         0.975%
        Average net assets in excess of $500 million     0.925%

The investment adviser has voluntarily agreed to waive its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The MFS International Opportunities Fund, MFS International Strategic Growth Fund, and MFS International Value Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Funds amounted to:

           INTERNATIONAL              INTERNATIONAL           INTERNATIONAL
           OPPORTUNITIES           STRATEGIC GROWTH                   VALUE
                    FUND                       FUND                    FUND
    -----------------------------------------------------------------------
                  $5,882                     $5,486                  $6,164

Administrator - Each Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of the Funds' average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Distributor - The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trustees. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the period ended March 31, 1998.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       INTERNATIONAL        INTERNATIONAL        INTERNATIONAL                ASIA
                                                       OPPORTUNITIES     STRATEGIC GROWTH                VALUE             PACIFIC
                                                                FUND                 FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                 $1,793,311           $1,349,430           $1,151,878          $2,615,041
                                                          ==========           ==========           ==========          ==========

Sales                                                     $  664,512           $  336,640           $  173,527          $  355,076
                                                          ==========           ==========           ==========          ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows:

                                                       INTERNATIONAL        INTERNATIONAL        INTERNATIONAL                ASIA
                                                       OPPORTUNITIES     STRATEGIC GROWTH                VALUE             PACIFIC
                                                                FUND                 FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                            $1,133,047           $1,102,071           $1,067,754          $2,348,950
                                                          ----------           ----------           ----------          ----------
Gross unrealized appreciation                             $  191,511           $  178,563           $  172,015          $   70,269
Gross unrealized depreciation                                (20,816)             (35,867)             (25,173)           (222,085)
                                                          ----------           ----------           ----------          ----------

  Net unrealized appreciation (depreciation)              $  170,695           $  142,696           $  146,842          $ (151,816)
                                                          ==========           ==========           ==========          ==========

(5) Shares of Beneficial Interest
The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           PERIOD ENDED MARCH 31, 1998*
                                     ----------------------------------------
                                         INTERNATIONAL          INTERNATIONAL
                                         OPPORTUNITIES              STRATEGIC
                                                  FUND            GROWTH FUND
                                     -----------------   --------------------
                                     SHARES     AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                          64,108   $640,938    38,181   $  382,553
Shares reacquired                        (1)        (5)     (100)      (1,064)
                                     ------   --------   -------   ----------
  Net increase                       64,107   $640,933    38,081   $  381,489
                                     ======   ========   =======   ==========

Class A Shares
                                           PERIOD ENDED MARCH 31, 1998*
                                     ----------------------------------------
                                         INTERNATIONAL           ASIA PACIFIC
                                            VALUE FUND                   FUND
                                     -----------------   --------------------
                                     SHARES     AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                          96,025   $960,810   206,374   $2,023,811
Shares issued to shareholders in
  reinvestment of distributions        --        --          498        4,074
Shares reacquired                       (20)      (201)     (819)      (5,680)
                                     ------   --------   -------   ----------
  Net increase                       96,005   $960,609   206,053   $2,022,205
                                     ======   ========   =======   ==========

* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1998.

Class I Shares
                                           PERIOD ENDED MARCH 31, 1998*
                                     ----------------------------------------
                                         INTERNATIONAL          INTERNATIONAL
                                         OPPORTUNITIES              STRATEGIC
                                                  FUND            GROWTH FUND
                                     -----------------   --------------------
                                     SHARES     AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                          51,267   $511,560    72,391   $  723,594
Shares reacquired                      --        --       (2,525)     (26,971)
                                     ------   --------   -------   ----------
  Net increase                       51,267   $511,560    69,866   $  696,623
                                     ======   ========   =======   ==========

Class I Shares
                                           PERIOD ENDED MARCH 31, 1998*
                                     ----------------------------------------
                                         INTERNATIONAL                   ASIA
                                            VALUE FUND           PACIFIC FUND
                                     -----------------   --------------------
                                     SHARES     AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                           8,911   $ 89,124    47,761   $  437,074
Shares issued to shareholders in
  reinvestment of distributions        --        --          107          871
Shares reacquired                      --        --       (5,487)     (45,550)
                                     ------   --------   -------   ----------
  Net increase                        8,911   $ 89,124    42,381   $  392,395
                                     ======   ========   =======   ==========

* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Funds for the period ended March 31, 1998, were as follows:

          INTERNATIONAL             INTERNATIONAL             INTERNATIONAL                      ASIA
          OPPORTUNITIES          STRATEGIC GROWTH                     VALUE                   PACIFIC
                   FUND                      FUND                      FUND                      FUND
-----------------------------------------------------------------------------------------------------
                     $2                        $2                        $4                        $5

(7) Financial Instruments
The Funds trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include short sales and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

ASIA PACIFIC FUND:

                                                            CONTRACTS TO                            CONTRACTS      NET UNREALIZED
                                   SETTLEMENT DATE               DELIVER     IN EXCHANGE FOR         AT VALUE        DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
Sales                                      5/15/98      MYR      335,713            $ 88,160         $ 91,595            $(3,435)
                                           5/15/98      SGD      185,898             112,000          115,007             (3,007)
                                                                                                                         -------
                                                                                                                         $(6,442)
                                                                                                                         =======

INTERNATIONAL OPPORTUNITIES FUND:
Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $3,966 with Deutsche Bank and $1,418 with Merrill Lynch at March 31, 1998.

At March 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INTERNATIONAL STRATEGIC GROWTH FUND:
Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $3,437 with Deutsche Bank and $709 with Merrill Lynch at March 31, 1998.

At March 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Funds may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 1998, the Funds owned the following restricted securities which may not be publicly sold without registration under the Securities Act of 1933. The Funds does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                               DATE OF                                              PERCENTAGE OF
FUND                        DESCRIPTION                    ACQUISITION        SHARES          COST         VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
International
 Opportunities              Hong Leong Finance Ltd.           10/13/97         5,000       $ 7,997       $ 8,517            0.66%
International Strategic
 Growth                     Hong Leong Finance Ltd.           10/10/97         7,000        12,942        11,923            0.97%
International Value         Hong Leong Finance Ltd.           10/21/97         6,000         9,702        10,220            0.84%
Asia Pacific                Hong Leong Finance Ltd.           10/13/97        27,000        48,518        45,990            2.12%



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) International Opportunities Fund
MFS(R) International Strategic Growth Fund
MFS(R) International Value Fund
MFS(R) Asia Pacific Fund

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